UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) October 29, 2003

                             GREENSMART CORPORATION
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             (Exact name of Registrant as Specified in Its Charter)


Delaware                                0-25963                  98-0352588
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

Unit C11, 8th Floor, Wing Hing Industrial Building,
14 Hing Yip Street, Kwun Tong, Hong Kong
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(Address of principal executive offices)                        (Zip Code)


               Registrant's telephone number, including area code
                                 (852) 251-93933
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          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

The Board of Directors of the Corporation held a special meeting on October 29, 2003 and resolved that Mr. Lawrence Hon was removed as the Chairman, President and Chief Executive Officer of the Corporation with immediately effect. The Board of Directors of the Corporation appointed Mr. Donald Lau as the Chairman of the Corporation, and Mr. Daniel Huang as the President, and acting Chief Executive Officer of the Corporation to fill the vacancy held by Mr. Lawrence Hon.

In addition, it was resolved that Mr. Danny Wu was removed as the Secretary of the Corporation with immediately effect. The Board of Directors of the Company appointed Mr. Donald Lau as the acting Secretary of the Corporation.



EXHIBITS

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                 Greensmart Corporation


Dated:  October 29, 2003                         By:  /s/ Donald Lau
                                                 -------------------------------
                                                 DONALD LAU
                                                 Chairman

                                                 By:  /s/ Carl Yuen
                                                 -------------------------------
                                                 CARL YUEN
                                                 Chief Financial Officer


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EXHIBIT INDEX

Exhibit No.         Description

99.1
                    Notice from the Board of Directors of Greensmart Corporation dated October 29, 2003


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